Exhibit 10.2

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TWELFTH AMENDMENT

TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

effective as of

September 30, 2014

among

GOODRICH PETROLEUM COMPANY, L.L.C.,
as Borrower,

THE GUARANTORS PARTY HERETO,

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent,

and

The Lenders Party Hereto

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WELLS FARGO SECURITIES, LLC,

as Sole Lead Arranger and Bookrunner

TWELFTH AMENDMENT TO SECOND
AMENDED AND RESTATED CREDIT AGREEMENT

THIS TWELFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Twelfth Amendment”) effective as of September 30, 2014 subject to the satisfaction of the conditions precedent to closing set forth in Section 4 below is among GOODRICH PETROLEUM COMPANY, L.L.C., a Louisiana limited liability company (the “Borrower”); each of the undersigned Guarantors (collectively, the “Guarantors”); WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement (collectively, the “Lenders”); and the Lenders party hereto.

R E C I T A L S

A.The Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of May 5, 2009, as amended by that certain First Amendment dated as of September 22, 2009, that certain Second Amendment dated as of October 29, 2010, that certain Third Amendment dated as of February 4, 2011, that certain Fourth Amendment dated as of February 25, 2011, that certain Fifth Amendment dated as of May 16, 2011, that certain Sixth Amendment dated as of October 31, 2011, that certain Seventh Amendment dated as of November 2, 2012, that certain Eighth Amendment dated as of March 13, 2013, that certain Ninth Amendment dated as of October 25, 2013, that certain Tenth Amendment dated as of May 19, 2014, and that certain Eleventh Amendment effective as of June 30, 2014 (as amended, the “Credit Agreement”), pursuant to which the Lenders have made certain loans to and other extensions of credit on behalf of the Borrower.

B.The Borrower, the Administrative Agent and the Lenders desire to amend certain provisions of the Credit Agreement and to reaffirm the current Borrowing Base.

C.NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.Defined Terms.  Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement.  Unless otherwise indicated, all article and section references in this Twelfth Amendment refer to articles and sections of the Credit Agreement.

Section 2.Amendments to Credit Agreement.

2.1Amendment to Section 1.02.  Section 1.02 is hereby amended by amending and restating the following definition:

“‘Agreement’ means this Second Amended and Restated Credit Agreement as amended by that certain First Amendment dated as of September 22, 2009, that certain Second Amendment dated as of October 29, 2010, that certain Third Amendment dated as of February 4, 2011, that certain Fourth Amendment dated as of February 25, 2011, that certain Fifth Amendment dated as of May 16, 2011, that certain Sixth Amendment dated as of October 31, 2011, that certain Seventh Amendment dated as of November 2, 2012, that certain Eighth Amendment dated as of March 13, 2013, that certain Ninth Amendment dated as of October 25, 2013, that certain Tenth Amendment dated as of May 19, 2014, that certain Eleventh Amendment effective as of June 30, 2014, and that certain Twelfth Amendment effective as of September 30, 2014, as the same may from time to time be amended, amended and restated, supplemented or otherwise modified.

2.2Amendment to Section 9.01(b).  Section 9.01(b) is hereby amended and restated in its entirety to read as follows:

(b)Ratio of Total Debt to EBITDAX. The Parent Guarantor will not, as of the last day of any fiscal quarter, permit its ratio of Total Debt as of such date to EBITDAX for the four fiscal quarters ending on such date to be greater than 4.0 to 1.0; provided that for the fiscal quarter ending on (i) September 30, 2014, EBITDAX shall be calculated based upon EBITDAX for the fiscal quarter ending on such date multiplied by four (4), (ii) December 31, 2014, EBITDAX shall be calculated based upon EBITDAX for the two (2) fiscal quarters ending on such date multiplied by two (2) and (iii) March 31, 2015, EBITDAX shall be calculated based upon EBITDAX for the three (3) fiscal quarters ending on such date divided by three (3) and multiplied by four (4).

Section 3.Borrowing Base.

3.1Fall 2014 Scheduled Redetermination.  As of the Twelfth Amendment Closing Date, the Required Lenders and the Borrower agree that the amount of the Borrowing Base shall be $250,000,000 and such Borrowing Base shall remain in effect until the Borrowing Base is otherwise redetermined or adjusted in accordance with the Credit Agreement, or reduced pursuant to Section 3.2 below.  This provision does not limit the right of the parties to initiate interim redeterminations of the Borrowing Base in accordance with Section 2.07(b) or further adjustments pursuant to Section 2.07(e), Section 2.07(f), Section 8.13(c) or Section 9.12(d).  The parties hereto acknowledge and agree that the Borrowing Base redetermination set forth in this Section 3 is the Scheduled Redetermination scheduled for October 1, 2014 as provided in Section 2.07.  This Section 3.1 constitutes the New Borrowing Base Notice in accordance with Section 2.07(d).

3.2Automatic Reduction upon Subject Disposition.  The Borrower may enter into agreements pursuant to which it will dispose of certain Oil and Gas Properties previously identified to the Administrative Agent as the “Beckville Minden” Properties (the “Subject Disposition”).  Upon the consummation of the Subject Disposition prior to the next Scheduled Redetermination Date, the Required Lenders and the Borrower agree that the amount of the then effective Borrowing Base shall be automatically reduced by $20,000,000 and such Borrowing Base shall remain in effect until the Borrowing Base is otherwise redetermined or adjusted in accordance with the Credit Agreement.  The Required Lenders hereby agree that the reduction in the Borrowing Base pursuant to this Section 3.2 shall satisfy the requirements of Section 9.12(d)(iii) insofar as such requirements apply to the Subject Disposition and no waiver, consent or additional reduction of the Borrowing Base shall be required in connection with the Subject Disposition.  This provision does not limit the right of the parties to initiate (a) interim redeterminations of the Borrowing Base in accordance with Section 2.07(b), (b) further adjustments pursuant to Section 2.07(e), Section 2.07(f) or Section 8.13(c), or (c) adjustments pursuant to Section 9.12, in each of the preceding instances not made in connection with the Subject Disposition.  Contemporaneously with the consummation of the Subject Disposition, the Parent Guarantor shall deliver a certificate of a Responsible Officer certifying as to the satisfaction of the requirements of Section 9.12(d)(ii).

Section 4.Conditions Precedent.  This Twelfth Amendment shall not be deemed to be closed until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Twelfth Amendment Closing Date”):

4.1The Administrative Agent shall have received from Lenders constituting the Required Lenders, the Borrower and the Guarantors, counterparts (in such number as may be requested by Administrative Agent) of this Twelfth Amendment signed on behalf of such Persons.

4.2The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

4.3No Default shall have occurred and be continuing, after giving effect to the terms of this Twelfth Amendment.

4.4The Administrative Agent shall have received such other documents as Administrative Agent or special counsel to Administrative Agent may reasonably request.

The Administrative Agent is hereby authorized and directed to declare this Twelfth Amendment to be closed when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted in Section 12.02 of the Credit Agreement.  Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 5.Miscellaneous.

5.1Confirmation.  The provisions of the Credit Agreement, as amended by this Twelfth Amendment, shall remain in full force and effect following the effectiveness of this Twelfth Amendment.

5.2Ratification and Affirmation; Representations and Warranties.  The Borrower and each Guarantor hereby (a) acknowledges the terms of this Twelfth Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended or modified hereby and (c) represents and warrants to the Lenders that as of the Twelfth Amendment Closing Date, after giving effect to the terms of this Twelfth Amendment:  (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date, (ii) no Default has occurred and is continuing and (iii) no event, development or circumstance has occurred which individually or in the aggregate could reasonably be expected to be a Material Adverse Event.

5.3Loan Document.  This Twelfth Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

5.4Counterparts.  This Twelfth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of this Twelfth Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

5.5NO ORAL AGREEMENT.  THIS TWELFTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

5.6GOVERNING LAW.  THIS TWELFTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Twelfth Amendment to be duly executed as of the date first written above.

BORROWER:GOODRICH PETROLEUM COMPANY, L.L.C.

By:  /S/ Jan L. Schott
Name: Jan L. Schott, CPA
Title:   Senior Vice President and

Chief Financial  Officer

GUARANTOR:GOODRICH PETROLEUM CORPORATION

By:  /S/ Michael J. Killelea
Name: Michael J. Killelea
Title:   Senior Vice President, General Counsel

and Corporate Secretary

Signature Page to Twelfth Amendment to Second A&R Credit Agreement

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:  /S/ Collin Mayer
Name: Collin Mayer
Title:   Assistant Vice President

Signature Page to Twelfth Amendment to Second A&R Credit Agreement

LENDER: BANK OF MONTREAL, as a Lender

By:  /S/ Gumaro Tijerina
Name: Gumaro Tijerina
Title:   Managing Director

Signature Page to Twelfth Amendment to Second A&R Credit Agreement

LENDER:COMPASS BANK, as a Lender

By:  /S/ Les Werme
Name: Les Werme
Title:   Vice President

Signature Page to Twelfth Amendment to Second A&R Credit Agreement

LENDER:JPMORGAN CHASE BANK, N.A., as a Lender

By:  /S/ Correne S. Loeffler
Name: Correne S. Loeffler
Title:   Authorized Officer

Signature Page to Twelfth Amendment to Second A&R Credit Agreement

LENDER:BANK OF AMERICA, N.A., as a Lender

By:  /S/ Joseph Scott
Name: Joseph Scott
Title:   Director

Signature Page to Twelfth Amendment to Second A&R Credit Agreement

LENDER:ROYAL BANK OF CANADA, as a Lender

By:  /S/ Mark Lumpkin, Jr
Name: Mark Lumpkin, Jr
Title:   Authorized Signatory

Signature Page to Twelfth Amendment to Second A&R Credit Agreement

LENDER:THE BANK OF NOVA SCOTIA, as a Lender

By:  /S/ Alan Dawson

Name: Alan Dawson

Title:   Director

S-8
Signature Page to Twelfth Amendment to Second A&R Credit Agreement